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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): AUGUST 13, 1999

                        METRO INFORMATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        VIRGINIA                    000-22035                  54-1112301
(State of incorporation)       (Commission File No.)        (I.R.S. Employer
                                                          Identification Number)

POST OFFICE BOX 8888, VIRGINIA BEACH, VIRGINIA                    23450
(Address of principal executive office)                         (Zip Code)

                                 (757) 486-1900
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OF ASSETS

         (a) Pursuant to the terms of a Membership Interest Purchase Agreement, dated as of August 13, 1999 (the "Agreement"), by and among Acuity Technology Services, LLC, a Virginia limited liability company ("ATS") and Acuity Technology Services of Dallas, LLC, a Virginia limited liability company ("ATS-Dallas," collectively with "ATS" and individually, as the context requires, the "Company"), Michael Berkman ("Berkman"), W. Braun Jones, Jr. ("Jones"), Mark Scofield ("Scofield"), Mark M. Brahms ("Brahms") and Rod Rohrer ("Rohrer") (collectively the "Sellers" and sometimes individually the "Seller"), Metro Information Services - ATS, Inc., a Virginia corporation (the "Buyer") and Metro Information Services, Inc., a Virginia corporation ("Metro"), the Buyer acquired from the Sellers one hundred percent (100%) of all the membership and equity interests in ATS for a purchase price of $40,000,000 plus or minus a net worth adjustment and an earnout to be calculated after closing. The net worth adjustment is the amount by which the closing book value of the Company is greater than or less than $4,000,000. At closing we paid the Sellers $36,750,000 in cash and delivered another $2,250,000 to an escrow agent to be held and distributed pursuant to an escrow agreement. We paid the $1,000,000 balance of the purchase price at closing by delivering a negotiable promissory note payable to the order of the Sellers, bearing interest at 5% per annum, due and payable on November 20, 1999. The period for which the earnout amount shall be calculated is the twelve-month period commencing on September 1, 1999 and ending August 31, 2000, and will be based on the earnings of the Buyer before interest, income taxes and amortization of goodwill for that time period. The earnout is payable within ten days from the date on which the Buyer receives an accepted earnout report from the Seller.

         The purchase price was determined by arms-length negotiation of the parties and was financed through borrowings from Metro's line of credit. At the time of the acquisition, there was no material relationship between the Company (including its officers, directors and members) and the Buyer or Metro or any of Metro's affiliates, or any director or officer of Metro, or any associate of any such director or officer of Metro.

         (b) At the time of the acquisition, the Company operated an information technology consulting services and personnel staffing business located in McLean, Virginia, Baltimore, Maryland and Dallas, Texas. The Buyer intends to continue to engage in the same business in substantially the same manner.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7 (a) will be filed by Amendment within 60 days after the date this report on Form 8-K is required to be filed.

(b) Pursuant to the instructions to Item 7 of Form 8-K, the pro forma financial information required by Item 7 (b) will be filed by Amendment within 60 days after the date this report on Form 8-K is required to be filed.

(c)   Exhibits required by Item 601 of Regulation S-K:

      (i)    2    Membership Interest Purchase Agreement, dated as of August
                  13, 1999, by and among Acuity Technology Services, LLC and
                  Acuity Technology Services of Dallas, LLC and Michael Berkman,
                  W. Braun Jones, Jr., Mark Scofield, Mark H. Brahms, and Rod
                  Rohrer and Metro Information Services - ATS, Inc. and Metro
                  Information Services, Inc.*

      (ii)  99    Press release of Metro Information Services, Inc., dated
                  August 19, 1999.

         * Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to this Membership Interest Purchase Agreement have been omitted. These exhibits and schedules will be filed supplementally with the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Metro Information Services, Inc. has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Metro Information Services, Inc.


Date Signed: AUGUST 30, 1999                 By   /s/ Robert J. Eveleigh
                                                --------------------------------
                                                      Robert J. Eveleigh
                                                  PRINCIPAL FINANCIAL OFFICER